                        CALL AND PUT OPTION AGREEMENT


     THIS AGREEMENT is made the 31st day of March 1998;

Between

1. MBf INTERNATIONAL LIMITED, a company incorporated in Hong Kong with its registered office at 17th Floor, One Pacific Place, 88 Queensway, Hong Kong, (Fax No: 2678832) ("MBf");

And

2. WEMBLEY RUBBER PRODUCTS (M) SDN. BHD. A company incorporated in Malaysia with its registered office at 29th Floor, Wisma Denmark, 86, Jalan Ampang, 50450 Kuala Lumpur. (Fax No: 603-2012019) ("Wembley").

     RECITAL

A. MBf USA Inc. is a company incorporated under the laws of the State of Maryland of the United States of America ("Company").

B. MBf is the registered holder and/or beneficial owner of 1,682,275 shares of the Common Stock of the Company ("Option Shares").

C. For the consideration herein provided MBf has agreed to grant to Wembley an option to buy a portion of the Option Shares from MBf and Wembley has agreed to grant to MBf an option to sell the Option Shares or a part thereof to Wembley at the price and upon the terms and conditions herein appearing.

     NOW IT IS HEREBY AGREED as follows:-

1.   DEFINITIONS

1.1 In this Agreement, the following words and expressions shall have the following meanings:

     "Business Day"     means Monday through to Friday and excludes gazetted
                        public holidays in Kuala Lumpur;

        "Call Option"                  means the option granted by MBf to
                                       Wembley of purchasing at any time prior
                                       to the exercise of the Put Option and
                                       during the Call Option Period fifty
                                       percent (50%) of the Option Shares in
                                       the possession of MBf at the time of
                                       receipt by MBf of the Completion Notice
                                       or if the number of Option Shares in the possession of MBf at the time of receipt of the Completion Notice is 841,137 or less than the Call Option shall be in respect of all (and not only some) of the Option Shares in MBf's possession whereupon MBf shall be bound to sell such number of the Option Shares to Wembley or its nominee at the Call
                                       Option Purchase Price.  If the Call
                                       Option is exercised after the exercise
                                       of the Put Option, the Call Option can
                                       only be exercised in respect of fifty
                                       percent (50%) of the Option Shares then
                                       in the possession of MBf at the time of
                                       receipt by MBf of the Completion Notice, even if the number of Option Shares in the possession of MBf at the time of receipt of the Completion Notice number less than 841,137 Option Shares.

        "Call Option Period"           means the period commencing on the
                                       expiry of 12 months from the completion
                                       date of the Sale of Shares Agreement
                                       ("Commencement Date") and expiring 12
                                       months from the Commencement Date
                                       (inclusive).

        "Call Option                   means the purchase price to be paid for
        Purchase Price"                the Option Shares to be sold on the
                                       exercise of the Call Option and which
                                       shall be USD6.00 only per Option Share
                                       and which shall be paid in USD.


        "Company"                       Means MBf USA Inc;

        "Completion Date"              means the date of completion of the
                                       sale and purchase of the Option Shares
                                       or such part thereof on the exercise of
                                       the Call Option or the Put Option (as
                                       the case may be) and which shall be on
                                       the fifth (5th) Business Day from the
                                       date of the Completion Notice;

        "Completion Notice"            means the written notice to be given by
                                       Wembley to MBf upon Wembley exercising
                                       the Call Option or by MBf to Wembley
                                       upon MBf exercising the Put Option, the
                                       forms of which are set forth in Part A
                                       and Part B of the Schedule hereto;

        "Option Shares"                means the 1,682,275 shares of the Common
                                       Stock of the Company referred to in
                                       Recital B or such part thereof;

        "month"                        means a month ending on the same date
                                       as it commenced on the previous month
                                       but if there is no corresponding date in the succeeding month then the period shall expire on the last day of that succeeding month provided always that if such last day is not a Business Day then the period shall be shortened to end on the immediately preceding Business Day.

        "Put Option"                   means the option granted by Wembley to
                                       MBf of selling at any time during the
                                       Put Option Period all or some only of
                                       the Option Shares less the number of
                                       Option Shares which Wembley might have
                                       purchased pursuant to the exercise of
                                       the Call Option and/or which MBf may
                                       have disposed of as notified to Wembley
                                       pursuant to clause 6.1(c) herein
                                       whereupon Wembley shall be bound to
                                       purchase the Option Shares or such part
                                       thereof from MBf at the Put Option
                                       Purchase Price;

        "Put Option Period"            means the period commencing on the
                                       expiry of 12 months from the completion
                                       date of the Sale of Shares Agreement
                                       ("Commencement Date") and expiring 12
                                       months from the Commencement Date
                                       (inclusive).

        "Put Option                    means the purchase price to be paid for
        Purchase Price"                the Option Shares and which shall be
                                       USD5.00 only per Option Share and which
                                       shall be paid in USD.


        "Sale and                      means the sale and purchase agreement
        Purchase Agreement"            of even date entered into between MBf
                                       and Wembley, in connection with
                                       Wembley's acquisition of 1,252,537
                                       Series A Common Stock in the Company
                                       from MBf.


        "United States Dollar          means the lawful currency of the United
        or USD"                        States of America



1.2 In this Agreement unless there be something in the subject or context inconsistent therewith, words importing the singular or the masculine gender only include the plural number or the feminine/neuter gender and words importing persons include corporations and the expressions "MBf" and "Wembley" include their respective successors in title and where applicable, their nominee(s).

2.      AGREEMENT

2.1 In consideration of Wembley granting the Put Option to MBf and in consideration of USD1.00 only paid by Wembley to MBf (the receipt of which MBf acknowledges), MBf hereby irrevocably grants to Wembley the Call Option of purchasing at any time during the Call Option Period fifty percent (50%) of the Option Shares in the possession of MBf at the time of receipt by MBf of the Completion Notice or all of the Option Shares in the event the number of Option Shares in the possession of MBf at the time of receipt by MBf of the Completion Notice is 841,137 or less at the Call Option Purchase Price free from all restrictions liens charges or other encumbrances whatsoever but together with all rights attaching thereto at the Completion Date whereupon MBf shall be bound to sell such part of the Option Shares to Wembley at the Call Option Purchase Price.

2.2 In consideration of MBf granting the Call Option to Wembley and in consideration of USD1.00 only paid by MBf to Wembley (the receipt of which Wembley acknowledges), Wembley hereby irrevocably grants to MBf the Put Option of selling at any time during the Put Option Period all or some only of the Option Shares less the number of Option Shares which Wembley might have purchased pursuant to the exercise of the Call Option and/or which MBf may have disposed of as notified to Wembley pursuant to clause 6.1(c) herein at the Put Option Purchase Price free from all restrictions lien charges or other encumbrances whatsoever but together with all rights attaching thereto at the Completion Date whereupon Wembley shall be bound to purchase the Option Shares or such part thereof from MBf at the Put Option Purchase Price.

2.3     Notwithstanding anything to the contrary contained in this Agreement:_

        (a) in the event that the Sale and Purchase Agreement and/or the Off-Shore Securities Subscription Agreement entered into between MBf USA Inc and Wembley dated 9th May, 1997, shall be terminated for whatsoever reason, this Call & Put Option Agreement shall immediately terminate and the parties hereto shall be released from all obligations to each other;

        (b) in the event that the Call Option granted to Wembley is exercised by Wembley by serving the Completion Notice in the manner herein provided prior to the exercise of the Put Option, the Put Option (if the Put Option has not expired) shall continue to be valid and may be exercised by MBf at any time prior to the expiry of the Put Option Period, so long as MBf continues to be in possession of any Option Shares.

        (c) in the event that the Put Option granted to MBf is exercised by MBf by serving the Completion Notice in the manner herein provided prior to the exercise of the Call Option, the Call Option (if the Call Option has not expired) shall continue to be valid and may be exercised by Wembley at any time prior to the expiry of the Call Option Period, so long as MBf continue to be in possession of any Option Shares but in such instance the Call Option can only be exercised in respect of 50% of the Option Shares in the possession of MBf at the time of receipt of the Completion Notice, even if the number of Option Shares in the possession of MBf at the time of receipt of the Completion Notice number less than 841,137 Option Shares.

3.   CALL OPTION PERIOD OR PUT OPTION PERIOD

3.1 The Call Option (if Wembley wishes to exercise the same) shall be exercised by Wembley before the expiration of the Call Option Period.

3.2 The Put Option (if MBf wishes to exercise the same) shall be exercised by MBf before the expiration of the Put Option Period.

4.   EXERCISE OF CALL OPTION OR PUT OPTION

4.1 The Call Option may be exercised by Wembley by serving the Completion Notice at any time during the Call Option Period. The Completion Notice shall:-

     (a) be in writing and substantially in the form set out in Part A of the Schedule hereto; and

     (b)  be delivered to MBf in accordance with Clause 7.5.

4.2 The Put Option may be exercised by MBf by serving the Completion Notice at any time during the Put Option Period. The Completion Notice shall:-

     (a) be in writing and substantially in the form set out in Part B of the Schedule hereto; and

     (b)  be delivered to Wembley in accordance with Clause 7.5.

4.3 The parties hereto shall complete the sale and purchase of the Option Shares or such part thereof on the Completion Date and in the manner provided in Clause 5.

4.4 For the avoidance of any doubt, the Put Option (or the Call Option as the case may be) may be exercised by MBf or Wembley (as the case may be) only once during the Put Option Period or the Call Option Period (as the case may be).

5.   COMPLETION OF SALE AND PURCHASE

5.1 Completion of the sale and purchase of the Option Shares or such part thereof shall take place on the Completion Date in the manner following:-

     (a) Wembley and/or its nominee(s) (as the case may be) shall pay by bank draft to MBf or to its order:-

          (i) if the Call Option is exercised, the Call Option Purchase Price for the Option Shares to be sold; or

          (ii) if the Put Option is exercised, the Put Option Purchase Price for the Option Shares to be sold;

     (b) Simultaneously with the payment of the Call Option Purchase Price or the Put Option Purchase Price (as the case may be), MBf shall deliver to Wembley or to Wembley's order the share certificates relating to the Option Shares sold together with duly executed transfers for the same.

6.   REPRESENTATIONS AND WARRANTIES

6.1  MBf hereby warrants as follows:-

     (a) that if the Option Shares or such part thereof are transferred to Wembley pursuant to this Agreement, the Option Shares shall be transferred free from all restrictions lien charges or other encumbrances whatsoever affecting the Option Shares and together with all rights attaching thereto as at the Completion Date other than any restrictions imposed by the U.S. Securities Act of 1983, as amended (the "Act") and the rules and regulations promulgated thereunder, then in effect.

     (b) that on Completion Date the Option Shares shall be registered under the Act or any state securities laws, and that they may be traded, transferred or otherwise disposed of through the facilities of all appropriate securities exchanges, on which the Company's common stock is being sold however, if MBf shall have received an opinion from counsel satisfactory to MBf that registration under the Act is not required, then MBf shall not be obligated to so register the Option Shares. MBf shall assume the payment of all costs associated with such registration, including fees payable in connection with registering the Option Shares in states wherein registration is required.

        (c) that it shall inform Wembley in writing as soon as practicable, in the event from the date of this Agreement up to the date the Call Option or Put Option is exercised or shall lapse (as the case may be), MBf shall have sold any of the Option Shares to a third party other than Wembley, such notice to stipulate the number of Option Shares sold.

        (d) it is a limited liability company duly incorporated and validly existing under the laws of Hong Kong with the full power and authority to own its assets and to carry on its business as it is now being carried on;

        (e) it has full legal right, authority and power to grant the Call Option and accept the Put Option and to sell the Option Shares or such part thereof and to enter into and bind itself by this Agreement which it is a party to and to exercise its rights and perform its obligations under this Agreement and that all appropriate and necessary action has been taken to authorise the execution and delivery of this Agreement and does not exceed the power and authority of the officers executing the same;

        (f) this Agreement constitutes the legal valid and binding obligations of MBf enforceable in accordance with their terms and its obligation hereunder does not contravene any legislation or regulation binding on MBf.


6.2     Wembley represents warrants and undertakes as follows:

        (a) it is a limited liability company duly incorporated and validly existing under the laws of Malaysia with the full power and authority to own its assets and to carry on its business as it is now being carried on;

        (b) it has full legal right, authority and power to grant the Put Option and accept the Call Option and to purchase the Option Shares or such part thereof and to enter into and bind itself by this Agreement which it is a party to and to exercise its rights and perform its obligations under this Agreement and that all appropriate and necessary action has been taken to authorise the execution and delivery of this Agreement and does not exceed the power and authority of the officers executing the same;

           (c) this Agreement constitutes the legal valid and binding obligations of Wembley enforceable in accordance with their terms and its obligation hereunder does not contravene any legislation or regulation binding on Wembley.

           (d) it shall not cause the Company to issue or sell any of the common stock of the Company from the Completion Date of the Sale of Shares Agreement up to the Completion Date (as defined in clause 1.1 herein) on the exercise of the Put Option or the expiry of the Put Option Period whichever shall first occur, save and except for (i) any common stock issued pursuant to the exercise of any share options issued prior to or after the date of this Agreement pursuant to any share incentive scheme or share option scheme introduced by the Company prior to the date of this Agreement; and (ii) sales to which MBf consents. For the avoidance of doubt Wembley hereby agrees that there shall be no variation in the Put Option Purchase Price or in the Call Option Purchase Price, in the event MBf were to consent in writing to the Company issuing or selling any of its common stock for the purpose of maintaining its listing status on NASDAQ.

7.      GENERAL PROVISIONS

7.1     WAIVER

        No failure or delay on the part of either party hereto in exercising nor any omission to exercise any right, power, privilege or remedy accruing to such party hereto under this Agreement upon any default on the part of the other party shall impair any such right, power, privilege or remedy or be construed as a waiver thereof or as acquiescence in such default, affect or impair any right, power, privilege or remedy of such party in respect of any other or subsequent default.

7.2     NOMINATION

        This Agreement shall be binding upon and enure to the benefit of the parties hereto and their respective successors in title and nominee(s) of Wembley. Save as aforesaid, neither party shall be entitled to assign any right or benefit or obligation or liability under this Agreement unless with the prior written consent of the other party. Notwithstanding anything to the contrary contained in this Agreement, Wembley shall remain liable to MBf for all obligations and liabilities of its nominee(s).

7.3     COUNTERPARTS

        This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when executed and delivered shall constitute an original but all the counterparts shall together constitute but one and the same instrument.

7.4     GOVERNING LAW

        This Agreement shall be governed by and construed in all respects in accordance with the laws of Malaysia with respect to all matters and the parties hereto hereby submit to non-exclusive jurisdiction of the Courts of Malaysia in all matters connected with the obligations and liabilities of the parties under this Agreement and the parties hereby further agree that the service of any writ of summons or any legal process in respect of any action arising out of or connected with this Agreement may be effected by forwarding a copy of the writ of summons and statement of claim or other legal process by prepaid registered post to their respective addresses herein set out or that of their agent herein set out.


         AGENT
         -----
        FOR MBf                                 FOR WEMBLEY
        -------                                 -----------
        MBf HOLDINGS BERHAD
        Level 47, Plaza MBf                     29th Floor, Wisma Denmark
        8 Jalan Yap Kwan Seng                   86, Jalan Ampang
        50450 Kuala Lumpur                      50450 Kuala Lumpur
        Tel: 2678800 Fax: 2678901
                          2678801

7.5     NOTICE

        Except in the case of the Completion Notice which shall be sent or delivered during normal office hours by hand to the address of Wembley or MBf as set out in Clause 7.4 (as the case may be) and shall be treated as having been served on the date of actual delivery, all notices, requests or other communications to or upon each of the parties hereto shall be deemed to have been given, in the case of notice by letter five (5) Business Days after the same is sent by prepaid registered post, or three (3) Business Days after the same is sent by prepaid ordinary post or, in the case of transmission by facsimile when the recipient's facsimile number is shown on the sender's receipt of a confirmed log print-out for the transmission regarding the date, time and transmission of all pages and shall be addressed to the addresses of the parties set out on page 1 of this Agreement or such other address as any of the parties may designate from time to time by written notice to the other party hereto.


7.6     TIME OF THE ESSENCE

        Time whenever mentioned shall be of the essence of this Agreement.

7.7     COSTS

        Wembley's solicitors costs and disbursements, the stamp duty on this Agreement and the registration fees and stamp duty payable on the transfer of the Option Shares shall be borne by Wembley.

7.8     BREACH BY WEMBLEY

        In the event that Wembley shall fail to pay the Call Option Purchase Price or the Put Option Purchase Price (as the case may be) on the Completion Date, then Wembley shall be deemed to have committed a fundamental breach of this Agreement, and MBf by reason thereof shall be entitled at its election to the right of specific performance against Wembley or should MBf decide at its absolute discretion not to exercise its right of specific performance against Wembley to terminate this Agreement, forfeit all monies paid by Wembley at the time of termination and sell the Option Shares under the Call Option or Put Option (as the case may be) on the open market at the market value at such material time and MBf shall not be liable for any loss howsoever arising out of such sale, and in the event the proceeds of sale derived by MBf from the sale of the Option Shares to be sold to Wembley on the exercise of the Put Option or Call Option (as the case may be) shall be less than the Put Option Purchase Price or the Call Option Purchase Price (as the case may be) payable to MBf with respect to such Option Shares ("the Shortfall"), then Wembley hereby undertakes to indemnify MBf on a full indemnity basis within forty-eight (48) hours of MBf's notification to Wembley of the Shortfall, and if payment is not received at the expiry of the 48 hour period herein, Wembley shall pay interest on the Shortfall at the rate of 15% per annum calculated on daily rests from the expiry of the 48 hours grace period herein until full settlement thereof together with reimbursement for all legal fees and costs incurred in seeking collection of said sum. For the avoidance of doubt Wembley hereby agrees that in the event the proceeds of sale shall be more than the purchase price payable to MBf on the exercise of the Put Option or the Call Option as the case may be ("the Excess"), Wembley shall not be entitled to such Excess or any part thereof.

7.9 In the event on the exercise of the Call Option or the Put Option (as the case may be) MBf shall fail to complete the transaction on the Completion Date, then Wembley shall at its election be entitled to the right of specific performance against MBf or should Wembley decide at its absolute discretion not to exercise its right of specific performance against MBf to terminate this Agreement, and if Wembley shall acquire from the open market within 48 hours from MBf's breach such number of shares in the Company equal to the number of Option Shares to be acquired by Wembley on the exercise of the Put Option or Call Option (as the case may be) had MBf not breached the Agreement, at a price higher than the Call Option Purchase Price or Put Option Purchase Price (as the case may be) ("the Excess") then MBf undertakes to indemnify Wembley on a full indemnity basis the Excess within 48 hours of Wembley's notification to MBf of the Excess, and if payment is not received at the expiry of the 48 hours period herein, MBf shall pay interest on the Excess at the rate of 15% per annum calculated on daily rests from the expiry of the 48 hours grace period herein until full settlement thereof together with reimbursement for all legal fees and costs incurred in seeking collection of the said sum

        IN WITNESS WHEREOF the duly authorised representatives of the parties hereto have hereunto set their hands the day and year first above written.





SIGNED by /s/ Tan Mong Sing                      )
         -----------------------                 )
for and on behalf                                )
of MBf INTERNATIONAL LIMITED                     )
in the presence of:                              )



/s/



SIGNED by RICHARD WONG CHIN MUN                  )
         -----------------------                 )
for and on behalf                                )
of WEMBLEY RUBBER PRODUCTS (M) SDN. BHD.         )
in the presence of:                              )


/s/ Lim Meng Sue
--------------------------------
    Lim Meng Sue
Advocate & Solicitor
    Kuala Lumpur

                              SCHEDULE - PART A


                      COMPLETION NOTICE FOR CALL OPTION



Date:

To:  MBf INTERNATIONAL LIMITED
     c/o MBf Holdings Berhad
     21st. Floor, Plaza MBf,
     Jalan Ampang,
     50730 Kuala Lumpur.


We refer to the Call and Put Option Agreement dated [     ] ("Agreement") made
between yourself and us. Words and expressions used herein shall have the same meaning as the words and expressions used in the Agreement.

We hereby exercise our option to purchase from you _______________ shares of the common stock in MBf USA INC. at USD $5.00 only per share.

In accordance with the Agreement, we shall make payment of the total Call Option Purchase Price to you at your address hereinabove on the Completion Date at [state time].

Simultaneously with the payment of the full amount of the Call Option Purchase Price as abovestated you shall deliver or cause to be delivered to us or our nominee the share certificates together with the duly executed necessary transfers in favour of our nominee as notified by us to you in accordance with the Agreement.


Yours faithfully,




Duly Authorised Signatory
WEMBLEY RUBBER PRODUCTS (M) SDN. BHD.

                              SCHEDULE - PART B


                       COMPLETION NOTICE FOR PUT OPTION



Date:

To:  WEMBLEY RUBBER PRODUCTS (M) SDN. BHD.
     Address


We refer to the Call and Put Option Agreement dated [     ] ("Agreement") made
between yourself and us. Words and expressions used herein shall have the same meaning as the words and expressions used in the Agreement.

We hereby exercise our option to sell to you [state number of Option Shares to be sold to Wembley] in MBf USA INC. at USD [Put Option Purchase Price] only under the Agreement.

In accordance with the Agreement, you are to make payment of the Put Option Purchase Price to us at [state time, date and place in Kuala Lumpur where payment of Put Option Purchase Price to be made] (the "Completion Date").

Simultaneously with the payment of the full amount of the Put Option Purchase Price as abovestated you shall deliver or cause to be delivered to you or your nominee the share certificates together with the duly executed necessary transfers in favour of your nominee as notified by you to us in accordance with the Agreement.


Yours faithfully,




Duly Authorised Signatory
MBf INTERNATIONAL LIMITED